UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2013

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A (this “Amendment”) is being filed to amend the current report on Form 8-K filed by True Religion Apparel, Inc. (the “Company”) on May 10, 2013 with the file/film number 000-51483/ 13834155 and the simultaneous filing as soliciting material under Rule 14a-12 under the Exchange Act (the “Original Filing”).

Item 8.01                                           Other Information.

Item 8.01 of the Original Filing is amended by inserting immediately following the final sentence in Item 8.01 in the Original Filing, the following:

In correction of anything to the contrary contained in the press release and various employee communications filed as exhibits to this report, the proposed Merger pursuant to the Merger Agreement values the Company at approximately $824 million.

Forward-Looking Statements

Statements contained herein that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10—K for the fiscal year ended December 31, 2013 under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10—Q and 8—K filed with the SEC by the Company.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. .  The Company filed a preliminary proxy statement on Schedule 14A with the SEC on June 3, 2013.  The company will file a definitive proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC, including the preliminary proxy statement and, when available, the definitive proxy statement,  at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC, including the preliminary proxy statement and, when available, the definitive proxy statement,  from the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=140884&p=irol-irhome or by directing a request to: True Religion Apparel, Inc.,  2263 East Vernon Avenue, Vernon, California 90058, ATTN: Corporate Secretary, (323) 266-3072.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the definitive proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2013	TRUE RELIGION APPAREL, INC.

	By:	/s/ Peter F. Collins

	Name:	Peter F. Collins

	Title:	Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release issued by True Religion Apparel Inc. on May 10, 2013*

99.2	Employee Letter dated May 10, 2013*

99.3	Employee Frequently Asked Questions dated May 10, 2013*

99.4	Third Party Letter dated May 10, 2013*

* Filed previously as an exhibit to the Original Filing.